SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2002

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6809 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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  (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 4. Changes in Certifying Accountant

The Registrant's prior independent certified public accountants, Katz Sapper & Miller, LLP, elected to cease performing audits of publicly traded companies and to focus on serving the unique needs of entrepreneurial companies. As a result, they resigned as the Registrant's auditors effective July 31, 2002.

There were no disagreements with Katz Sapper & Miller, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Katz Sapper & Miller, LLP would have caused Katz Sapper & Miller, LLP to make reference to the matter in its audit report.

Katz Sapper & Miller, LLP has furnished a letter to the Registrant addressed to the Securities and Exchange Commission stating that it agrees with the foregoing statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     August 6, 2002

                                        By:  /s/ Douglas E. May
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                                             Douglas E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer







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                                  EXHIBIT INDEX



EXHIBIT
  NO.                  DESCRIPTION                                          PAGE
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Exhibit 4.1            Resignation Letter of Katz Sapper & Miller LLP
Exhibit 4.2            Consent of Katz, Sapper & Miller LLP





































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